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                                                                   EXHIBIT 10.15

                          AMENDMENT TO CEO AGREEMENT



     This Amendment to CEO Agreement is entered into by and between Sterling Software, Inc., a Delaware corporation (the "Company"), and Sterling L. Williams, an individual ("Williams"), as of this 31st day of May, 1998.

     WHEREAS, the Company and Williams are parties to that certain CEO Agreement (the "CEO Agreement"), dated as of February 12, 1996.

     WHEREAS, Section 7 of the CEO Agreement provides for an offer by the Company to Williams of increased compensation for full employment by the Company in the event Williams' employment at Sterling Commerce is terminated;

     WHEREAS, Williams' employment at Sterling Commerce has been terminated on the date hereof, and Williams has agreed with Sterling Commerce to enter into a consulting arrangement with Sterling Commerce on the date hereof; and

     WHEREAS, Williams and the Company agree that Williams' acceptance of the consulting arrangement with Sterling Commerce will be in lieu of Williams accepting the offer referred to under Section 7 of the CEO Agreement and that the CEO Agreement should be amended in recognition of the foregoing to eliminate
Section 7 of the CEO Agreement and to eliminate the second sentence of Section 4 of the CEO Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and Williams hereby agree that the CEO Agreement is amended on the date hereof by striking out Section 7 thereof in its entirety and by striking out the second sentence of Section 4 thereof in its entirety.

                                    STERLING SOFTWARE, INC.



                                    By:  /s/ Don J.McDermett, Jr.
                                         -----------------------------
                                         Don J. McDermett, Jr.
                                         Senior Vice President and
                                           General Counsel

                                         /s/ Sterling L. Williams
                                    ----------------------------------
                                    Sterling L. Williams